UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2005

TRITON NETWORK SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30251 (Commission File Number)	59-3434350 (IRS Employer Identification No.)

c/o Baker & McKenzie LLP 2001 Ross Avenue, Suite 2300 Dallas, TX Attention: Daniel W. Rabun (Address of Principal Executive Offices)	75201 (ZIP Code)

Registrant’s telephone number, including area code: (678) 323-3855

170 Chessington Dr. Alpharetta, Georgia 30022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 31, 2005 Stanley Arthur resigned his position as a director of the Company. The resignation of Mr. Arthur was due to personal reasons and was not based upon any type of disagreement.

Item 8.01. Other Events.

     Attached hereto as Exhibit 99.1 is a press release issued by the Company dated January 31, 2005, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated January 31, 2005.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON NETWORK SYSTEMS, INC.
Date: January 31, 2005	By:	/s/ Kenneth R. Vines
Kenneth R. Vines
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated January 31, 2005.